UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2023

CYREN LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel	000-26495	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Ha-Menofim St., 5th Floor Herzliya, Israel	4672561
(Address of Principal Executive Offices)	(Zip Code)

011–972–9–863–6888

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value ILS 3.0 per share	CYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On February 1, 2023, Cyren Ltd. (the “Company”) approved a plan to reduce the workforce of the Company and its subsidiaries by approximately 121 employees in the aggregate, representing substantisally all of the Company’s and its subsidiaries’ total global workforce. This decision was based on cost-reduction initiatives intended to reduce operating expenses.

The Company currently estimates that it will incur one-time cash charges of a maximum of up to approximately $3,600,000.00 in connection with the reduction in force, primarily consisting of accrued paid time off, notice period payments, employee benefits and related costs. The Company expects the majority of charges will be incurred in the first quarter of 2023, subject to local law requirements, which may extend the process beyond the first quarter 2023 in certain countries. The charges the Company expects to incur are subject to assumptions, including local law requirements and availability of funds to satisfy payment obligations, and actual charges may differ from the estimate disclosed above.

A copy of the press release issued by the Company on February 1, 2023 announcing the reduction in force is attached hereto as Exhibit 99.1 and incorporated herein by reperence.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 filed with the SEC, as well as other factors described from time to time in the Company's filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 2.05	Costs Associated with Exit or Disposal Activities.

(d)	Exhibits.

99.1	Press Release issued by Cyren Ltd. on February 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYREN LTD.

Dated: February 6, 2023
	By:	/s/ Brian Dunn
	Name:	Brian Dunn
	Title:	General Counsel